SITESTAR CORPORATION

SUBSCRIPTION AGREEMENT

Sitestar Corporation

4026 Wards Rd. Ste, G1 #271

Lynchburg, VA

Attn: Steven L. Kiel

Ladies and Gentlemen:

The undersigned (the “Subscriber”) hereby tenders this subscription (this “Subscription Agreement”) to Sitestar Corporation, a Nevada corporation (the “Company”), and applies to purchase that number of Offered Shares of the Company as is set forth on Exhibit A attached hereto. Capital terms used herein but not otherwise defined shall have the respective meanings given to them in the Confidential Private Placement Memorandum of the Company dated September 20, 2016 (the “Memorandum”). This Subscription Agreement shall not be valid unless and until it is accepted in writing by the Company and a countersigned copy of the same is returned to the Subscriber. Instructions as to payment of the subscription price and delivery of this Subscription Agreement are set forth in Exhibit A hereto.

The primary purpose of the Investor Questionnaire, attached as Exhibit B hereto, is to assure the Company that the Subscriber is an “accredited investor,” as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) and is not a “bad actor,” as defined in Rule 506(d) of Regulation D. The foregoing relates to regulatory minimums only, and the Company reserves the right to reject any subscription for the Offered Shares, in whole or in part, for any or no reason. By executing this Subscription Agreement and completing the Investor Questionnaire, the Subscriber acknowledges that the Subscriber understands that the Company is relying upon the accuracy and completeness of the Investor Questionnaire, in particular upon the Subscriber’s complying with its obligations under applicable securities laws.

An investment in the Interests involves a high degree of risk. See, the section of the Memorandum entitled “Risk Factors,” for a discussion of some such risks.

The Subscriber hereby covenants, represents and warrants to the Company as follows:

1.	Bona Fide Residence/Accredited Investor. The Subscriber is a bona fide resident and domiciliary, not a transient or temporary resident, of the state indicated next to the Subscriber’s signature hereto. The Subscriber is not a nonresident alien of the United States. The Subscriber confirms herewith that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act, and is not a “bad actor,” as defined in Rule 506(d) of Regulation D.

2.	Requirement to Update Information. The information contained in this Subscription Agreement (including the Investor Questionnaire), and any other information furnished by the Subscriber to the Company is correct and complete as of the date of this Subscription Agreement and as of the date of the Subscriber’s purchase of Offered Shares, and the Subscriber agrees promptly to notify the Company if there is any change with respect to any of the information or representations relating to the Subscriber contained herein, in the Investor Questionnaire and any other document delivered by the Subscriber to the Company, and to provide such further information as the Company may request. The Subscriber agrees that at any time in the future at which the Subscriber makes an additional subscription for Offered Shares, the Subscriber shall be deemed to have reaffirmed as of the date of the making of such additional subscription, each and every agreement, acknowledgement, covenant, representation and warranty made by the Subscriber in this Subscription Agreement.

3.	Securities Not Registered. The Subscriber understands that the Offered Shares have not been registered under the Securities Act, or any applicable state securities laws. The Subscriber understands that the Offered Shares are being offered in reliance upon exemptions from registration pursuant to the provisions of Sections 4(2) and Rule 506 of Regulation D promulgated under the Securities Act and therefore the Offered Shares cannot be resold unless they are registered under the Securities Act or an exemption therefrom is available.

In connection with the foregoing, the Subscriber makes the following representations, warranties, covenants and agreements with the intent that the same may be relied upon by the Company in determining the Subscriber’s suitability as a purchaser of the Offered Shares:

a.	Acquired Solely for the Subscriber. The Offered Shares for which the Subscriber hereby subscribes, or is otherwise entitled, will be acquired solely for the account of the Subscriber for investment purposes only. The Offered Shares are not being purchased or otherwise acquired for subdivision or fractionalization. The Subscriber has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Offered Shares for which the Subscriber subscribes or is otherwise entitled, or any part thereof, and the Subscriber shall not enter into any such contract, undertaking, agreement or arrangement.

b.	Transferability of the Offered Shares Without Registration. The Subscriber agrees not to dispose of the Offered Shares or any interest therein, and the Company will not be obligated to treat any transferee as the registered holder or to issue Offered Shares, unless prior to the issuance or transfer the Company receives:

i.	From the proposed transferee (1) an opinion of counsel to the proposed transferee, at the transferee’s expense (which counsel shall be, and which opinion in form and substance shall be reasonably satisfactory to the Company), to the effect that the proposed purchase or transfer does not require registration under the Securities Act or registration, qualification or other filings under state securities laws or applicable regulations and that the proposed transferee has been provided information sufficient, in the opinion of the Company, to permit counsel to the Company to render such opinion; and (2) a letter, in form acceptable to the Company, executed by the proposed transferee, acknowledging that said transferee (i) has read all available information regarding the Company including any reports to shareholders of common stock of the Company, (ii) agrees to provide any information about itself and its investments as required either by the Company or applicable regulatory authorities; and (iii) confirms that the Company has not offered to repurchase the Offered Shares; and

ii.	From the Subscriber, an opinion of counsel to the Subscriber, at the Subscriber’s expense (which counsel shall be, and which opinion in form and substance shall be, reasonably satisfactory to the Company), to the effect that such transfer or disposition does not require registration under the Securities Act or registration, qualification or other filings under state securities laws or applicable regulations or information sufficient in the opinion of the Company to permit counsel to the Company to render such opinion.

c.	No Obligation to Register. The Subscriber understands that the Offered Shares will not be registered under the Securities Act and that the Offered Shares will either be “restricted securities” as that term is defined in the Securities Act or “control securities” as determined under the Securities Act. The Subscriber also understands that the Company is under no obligation to register such securities or to file any reports, required by Rule 144 or otherwise, adopted under the Securities Act.

d.	No General Solicitation. The Offered Shares were not offered to the Subscriber by means of any general solicitation or general advertising by the Company or any person acting on its behalf, including without limitation (i) any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or (ii) any seminar or meeting to which the Subscriber was invited by any general solicitation or general advertising.

e.	Documentation. The Subscriber has read, understands, and is fully familiar with the contents of the Memorandum and the Articles and By-laws of the Company. If the Subscriber is an individual retirement account, the owner of the individual retirement account or fiduciary directing the investment of the plan has read and understands the same, and has concluded that the proposed investment in Offered Shares is prudent, is consistent with its fiduciary responsibilities, if any, and is in all respects compliant with applicable U.S. federal, state, and local law.

f.	Availability of Investment Information. The Company has made all documents pertaining to this purchase of the Offered Shares available to the Subscriber’s attorney, fiduciary, adviser and/or accountant and the Subscriber and has provided the Subscriber, its attorney, fiduciary, adviser and/or accountant an opportunity to ask questions and secure additional information concerning the Offered Shares and the Company and all additional matters considered by the Subscriber to be relevant to this investment.

g.	Reliance Solely on Information Provided. The Subscriber has relied solely upon the information provided by the Company and independent investigations made by the Subscriber and/or its representatives in deciding to purchase Offered Shares offered hereby and no representations or agreements other than those set forth in the written information provided by the Company have been made to the undersigned with respect thereto.

4.	Characteristics of Offered Shares. The Subscriber acknowledges, agrees and is aware of the following:

a.	The Offered Shares have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of the Memorandum. Any representation to the contrary is a criminal offense. In making an investment decision, the Subscriber must rely on its own examination of the Company and the terms of the Private Placement, including the merits and risks involved.

b.	The Offered Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. The Subscriber should be aware that it will be required to bear the financial risks of a purchase of Offered Shares for an indefinite period of time. There is no public or other market for the Offered Shares and it is not believed that any such market will develop.

5.	Indemnification. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company and each of its officers, directors, representatives, advisors and other agents from and against any loss, damage, liability or expense, including costs and reasonable attorney’s fees and disbursements, which any of them may incur by reason of, or in connection with, any misrepresentation made by the Subscriber in the Investor Questionnaire or in this Subscription Agreement, any breach by the Subscriber of the representations and warranties set forth herein, and/or failure by the Subscriber to fulfill any of its representations, warranties, covenants or agreements set forth herein, or the sale or distribution of any of the Offered Shares by the Subscriber in violation of the Securities Act or any other law, rule, regulation, order or decree.

6.	Investment Risk. Purchase of the Offered Shares involves significant risks. No purchase of the Offered Shares should be made by a person who is not in a position to lose the entire amount of such investment. See “Risk Factors” in the Memorandum.

7.	Required Legends. The Subscriber understands that certificates representing the Offered Shares will contain or be endorsed with the following, or a substantially similar, legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF (A “TRANSFER”) UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A SUBSCRIPTION AGREEMENT BETWEEN THE REGISTERED HOLDER AND THE CORPORATION (THE “AGREEMENT”) (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND WHICH WILL BE FURNISHED BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE). THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS. ACCORDINGLY, NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE AGREEMENT AND (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AMENDMENT THERETO UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.”

8.	Neither this Subscription Agreement, nor any interest of the Subscriber herein, shall be assignable or transferable by the Subscriber in whole or in part, except by operation of law.

9.	Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered in person to the party to whom it is to be given as follows: if to the Company, at the address set forth on the first page hereof, and if to the Subscriber, at the address set forth on the signature page hereof (or, in any case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice shall be deemed given at the time of receipt thereof.

10.	The Subscriber understands that Alston & Bird LLP acts as counsel to the Company for the Private Placement. The Subscriber also understands that, in connection with this offering of Offered Shares and subsequent advice to the Company, Alston & Bird LLP will not be representing prospective, current or former stockholders in the Company, including the Subscriber, and no independent counsel has been retained to represent such persons.

11.	This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors, assigns, heirs and personal representatives of the Subscriber (including permitted transferees of the Offered Shares).

12.	This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to it principles of conflicts of laws or those of any other State. Each party hereto hereby submits to the jurisdiction of the courts of the State of New York and the Federal Courts in and for the Southern District of New York (collectively, the “New York Courts”) in connection with any action or proceeding relating to this Agreement and any other document executed in connection herewith. Each party agrees that any action or proceeding involving any dispute arising out of or in connection with this Subscription Agreement shall be brought only in the New York Courts.

13.	This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Subscriber and the Company.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned has duly completed and executed this Subscription Agreement on this ___ day of ______________, 20__.

For Corporate, Partnership, Trust,	For Individual Investors:
or Other Entity Investors:

____________________________	_________________________________
(Print Name of entity)	(Signature)

By:_________________________	Print Name:_______________________
(Signature)

Print Name:__________________	__________________________________
Title:________________________	(Signature of Joint Tenant, Joint Investor, or Tenant in Common, if any)

Agreement of Custodian of Individual Retirement Account

(To be completed if investment is through an IRA)

The undersigned, being the custodian of the below named individual retirement account, hereby accepts and agrees to this subscription.

By:____________________________	________________________________
Signature of Authorized Signatory	Print Name of Custodian

______________________________
Print Name of Authorized Signatory

The Subscriber requests that the Offered Shares be issued in the following name and delivered to the following address:

Name:	____________________________________________
Address:	____________________________________________

Accepted:

SITESTAR CORPORATION

By: _____________________________

Name: Steven L. Kiel

Title: Chief Executive Officer, Chief Financial Officer, and Director

Date of Acceptance:__________ , 20__

Exhibit A

NUMBER OF OFFERED SHARES AND SUBSCRIPTION PRICE

Name of Subscriber	Number of Offered Shares Subscribed for by Subscriber	Price per Offered Share	Total Subscription Price
		$0.001 par value	$

Initials of the Subscriber: _____

A Subscriber wishing to subscribe for Offered Shares may do so by taking the following steps:

1.       Sign the Subscription Agreement, email an executed copy as a PDF file to steven@sitestarcorp.com and, if requested by the Company, send an executed copy to the address below:

Sitestar Corporation

4026 Wards Rd. Ste, G1 #271

Lynchburg, VA

Attn: Steven L. Kiel

2.       Paying the subscription price either by bank or certified check made payable to the order of “Sitestar Corporation” and mailed to the address listed above, or by wire transfer to the Company’s account as follows:

Sitestar Corporation

Bank:
SWIFT Code:
ABA #
Account Name:
Account #:

Payment of the purchase price should be mailed or wired simultaneously with the Subscriber’s delivery of this Subscription Agreement to the Company.

Subscription Confirmation

(to be completed by the Company)

Name of Subscriber	Approved Number of Offered Shares to be Purchased by Subscriber	Price per Offered Share	Total Subscription Price
		$0.001 par value	$

Initials of Steven L. Kiel: _____

Exhibit B

INVESTOR QUESTIONNAIRE

Sitestar Corporation

The undersigned understands that no offer of Offered Shares is made, nor will any subscription be accepted for, prior to the receipt by the Company of the information required by this Investor Questionnaire and the execution of the Subscription Agreement provided to the undersigned.

The undersigned also understands and agrees that the Company will use its best efforts to keep the answers provided herein strictly confidential at all times; however, the Company may present a copy of this Investor Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Offered Shares will not result in a violation of the Securities Act or a violation of the securities laws of any state or any other jurisdiction.

(Remainder of Page Left Blank Intentionally)

I.       GENERAL INFORMATION

The information requested below should be provided in regard to the individual, corporation, partnership, trust or other entity which is investing in the Company.

1.	NAME OF PERSON OR ENTITY:___________________________________
2.	INDICATE TYPE OF ENTITY
[ ]	Corporation
[ ]	Partnership
[ ]	Trust
[ ]	Limited Liability Company
[ ]	Other (please specify):________________________________________
[ ]	Not applicable: Subscriber is an individual investor
3.	JURISDICTION IN WHICH ORGANIZED

OR INCORPORATED, IF APPLICABLE:_____________________________________

4.	DATE OF ORGANIZATION OR INCORPORATION:___________________________
5.	SOCIAL SECURITY NUMBER OR

IRS TAXPAYER IDENTIFICATION NUMBER (IF ANY):_______________________

6.	BUSINESS ADDRESS:____________________________________________________

(Street)

________________________________________________________________________

(City) (State) (Zip Code)

7.	BUSINESS TELEPHONE NUMBER:________________________________________
8.	BUSINESS FACSIMILE NUMBER:____________________________________

9. IF APPLICABLE, THE UNDERSIGNED REPORTS ITS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES ON THE BASIS OF A:

[ ] CALENDAR YEAR; OR

[ ] FISCAL YEAR ENDING ON________________________________.

II.	INVESTOR SUITABILITY STANDARDS — ACCREDITED INVESTORS

 Please initial in the space provided below whether you are an “accredited investor”. You must also initial at least one of (a)-(n) below, to indicate how you qualify as an accredited investor.

______	Subscriber is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act, and comes within the following category or categories under Rule 501(a):

_____	(a) a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of purchase of the Offered Shares, exceeds $1,000,000 excluding the value of such natural person’s primary residence.[1]

_____	(b) a corporation, a Massachusetts or similar business trust, a partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code, which has total assets in excess of $5,000,000 and which was not formed for the specific purpose of acquiring Offered Shares.

_____	(c) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year.

_____	(d) a trust with total assets in excess of $5,000,000 which was not formed for the specific purpose of acquiring Offered Shares and whose purchase of Offered Shares was directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment.

_____	(e) an entity in which all of the equity owners are accredited investors.

[1] In calculating net worth, you must exclude the value of any positive equity that you may have in your primary residence. If indebtedness secured by your primary residence exceeds the estimated fair market value of such primary residence, you should reduce your net worth by the amount of any such excess indebtedness.  The fair market value of a primary residence and the amount of outstanding indebtedness should be measured as of the proposed subscription date.  In addition, if outstanding indebtedness secured by your primary residence has increased (other than as a result of the acquisition of such primary residence) in the 60-day period preceding the proposed subscription date (e.g., due to a home equity loan), you should reduce your net worth by the amount of such increase.

_____	(f) a bank, as defined in Section 3(a)(2) of the Securities Act, acting in its individual or fiduciary capacity.

_____	(g) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its individual or fiduciary capacity.

_____	(h) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

_____	(i) an insurance company as defined in Section 2(a)(13) of the Securities Act.

_____	(j) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act.

_____	(k) a small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

_____	(l) a plan which has total assets in excess of $5,000,000 and which is established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees.

_____	(m) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____	(n) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

III.	INVESTOR SUITABILITY STANDARDS — NO BAD ACTOR

 Please check the applicable boxes found below.

Subscriber represents that each of the following are true:

1.	The Subscriber has not, within the last ten (10) years, been convicted of a felony or misdemeanor, in the United States, (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

2.	The Subscriber is not currently subject to any order, judgment or decree of any court of competent jurisdiction, entered in the last five (5) years, that restrains or enjoins the Subscriber from engaging in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of a false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

3.	The Subscriber is not currently subject to a “final order”[2] of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the National Credit Union Administration, or the Commodity Futures Trading Commission, that (i) bars the Subscriber from: (A) association with an entity regulated by such commission, authority, agency, or officer; (B) engaging in the business of securities, insurance, or banking; or (C) engaging in savings association or credit union activities; or (ii) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct within the last ten (10) years;
4.	The Subscriber is not currently subject to an order of the SEC pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Advisers Act that (i) suspends or revokes the Subscriber’s registration as a broker, dealer, municipal securities dealer or investment adviser, (ii) places limitations on the Subscriber’s activities, functions or operations or (iii) bars the Subscriber from being associated with any entity or from participating in the offering of any penny stock;

5.	The Subscriber is not currently subject to any order of the SEC, entered in the last five (5) years, that orders the Subscriber to cease and desist from committing or causing a violation or future violation of (i) any scienter-based anti-fraud provision of the federal securities laws (including without limitation the Securities Act), Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder) or (ii) Section 5 of the Securities Act;
6.	The Subscriber is not currently suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;
7.	The Subscriber has not filed as a registrant or issuer, or have not been named as an underwriter in, a registration statement or Regulation A offering statement filed with the SEC that, within the last five (5) years, (i) was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or (ii) is currently the subject of an investigation or proceeding to determine whether such a stop order or suspension order should be issued; and

[2] The term “final order” means a written directive or declaratory statement issued by a federal or state agency pursuant to applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency. A final order may still be subject to appeal and otherwise meet this definition.

8.	The Subscriber is not subject to (i) a United States Postal Service false representation order entered into within the last five (5) years, or (ii) a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

By checking the following box, the Subscriber confirms that all of the foregoing representations are true and correct with respect to the Subscriber as the investor and, if the Subscriber is submitting this agreement on behalf of an entity, with respect to each person (whether an individual or an entity) that controls such entity (whether through ownership of voting securities or otherwise). [_]

If the Subscriber cannot confirm all of the representations set forth herein by checking the box above, by checking the following box, the Subscriber (i) confirms that the Subscriber has obtained a waiver from disqualification under Rule 506(d) of Regulation D under the Securities Act either (A) from the SEC or (B) from the court or regulatory authority that entered the relevant order, judgment or decree and (ii) agrees to submit information about the relevant disqualifying event and evidence of the waiver to the Company together with this Subscription Agreement. [_]

If the Subscriber cannot confirm all of the foregoing matters, please contact the Company with a detailed explanation. Failure to respond will result in the Subscriber’s subscription being rejected. If there is a change in circumstances that would result in a change in the Subscriber’s confirmation of any of the foregoing matters, please promptly notify the Company of such change.